Exhibit 10.1

NOTE REPURCHASE, EXCHANGE AND TERMINATION AGREEMENT

by and among

iBASIS, INC.

and

THE NOTEHOLDER SIGNATORIES HERETO

Dated as of April 27, 2004

REPURCHASE OF $25,175,000 PRINCIPAL AMOUNT OF SENIOR SECURED NOTES

and

ISSUANCE OF WARRANTS TO PURCHASE
5,176,065 SHARES OF COMMON STOCK

This NOTE REPURCHASE, EXCHANGE AND AMENDMENT AGREEMENT, dated as of April 27, 2004 (this “Agreement”), is by and among iBASIS, INC., a Delaware corporation (the “Company”), and the holders of the Notes (as defined below), identified on the signature pages hereto (the “Noteholders”).

WHEREAS, the Company desires to repurchase an aggregate principal amount of $25,175,000 of the Company’s 11.5% Senior Secured Notes due 2005 (the “Notes”) from the Noteholders, and the Noteholders desire to tender such Notes to the Company in exchange for (i) payment in cash of the sum of (A) 100% of the aggregate outstanding principal amount of the Notes being prepaid and (B) accrued and unpaid interest on such prepaid principal amount to the prepayment date, and (ii) warrants (the “Warrants”) to purchase a number of shares of Common Stock, $0.001 par value, of the Company (the “Common Stock”) equal to (x) the aggregate principal amount of the Notes being prepaid, multiplied by (y) 0.2056033.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

1.                                       Definitions; Certain Rules of Construction.  Certain capitalized terms are used in this Agreement and in the other Documents with the specific meanings defined below in this Section 1.  Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term “Section” refers to sections of this Agreement, (b) the capitalized term “Exhibit” refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word “including” shall be construed as “including without limitation,” (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, (g) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement and the other Documents and (h) references to “Dollars” or “$” mean United States funds.  References to “the date hereof” mean the date first set forth above.

“Agreement” is defined in the preamble hereto.

“Book-Entry Security” is defined in Section 2.2 hereof.

“Closing” is defined in Section 2.4 hereof.

“Closing Date” means the date on which the transactions contemplated by the New Financing are consummated.

“Code” means the Internal Revenue Code of 1986.

“Common Stock” is defined in the preamble hereto.

“Company” is defined the preamble to this Agreement.

“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to (a) vote 10% or more of the capital securities ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of management and policies of such Person, whether through the ownership of voting capital securities, by contact or otherwise, either alone or in conjunction with others.  The words “Controlling” and “Controlled” have correlative meanings.

“Depository” means the Depository appointed pursuant to Section 2.3 hereof, to which the Notes and Warrants in typewritten form representing Book-Entry Securities are delivered on the Closing Date pursuant to Section 2.3 hereof.

“Documents” means each of the Warrant and the Warrant Agreement.

“Effective Date” is defined in Section 13.10 hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Act Reports” means the Company’s reports filed with the SEC since December 31, 2002 pursuant to Section 13 of the Exchange Act.

“Existing Convertible Notes” means the Company’s 5¾ Convertible Subordinated Notes due 2005.

“Existing Convertible Notes Indenture” means the Indenture dated as of March 15, 2000 between the Company and The Bank of New York, as trustee, governing the Existing Convertible Notes (as amended, modified or supplemented from time to time).

“GAAP” means generally accepted accounting principles in effect within the United States of America, consistently applied.

“Global Warrant” is defined in Section 2.2 hereof.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

“Governing Documents” means, as to any Person, the certificate or articles of incorporation and by-laws or other organizational or governing documents of such Person.

“JMG Exchange Agreement” means that certain Securities Exchange Agreement, dated as of February 21, 2003, by and among the Company, iBasis Global, Inc., iBasis Securities Corporation, JMG Triton Offshore Limited CITCO, U.S. Bank National Association as Collateral Agent, and such other exchanging holders named therein, as amended and supplemented from time to time prior to the date hereof.

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“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Majority Noteholders” means Noteholders holding, at any time,  Notes in an outstanding principal amount greater than fifty percent (50%) of the total principal amount of all Notes outstanding at such time.

“Material Adverse Effect” means a material adverse effect on the present or future business, assets, operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

“New Exchange” means the transactions contemplated by the Company’s exchange of its Existing Convertible Notes for its 6¾ Convertible Subordinated Notes due 2009, as described in the Company’s Registration Statement on Form S-4 to be filed with the SEC on or about April 27, 2004.

“New Financing” means the sale and issuance by the Company of senior secured notes or other securities, prior to, or contemporaneous with, the transactions contemplated by this Agreement, generating net proceeds therefrom received by the Company of no less than the aggregate principal amount of Notes to be purchased at the Closing.

“Notes” is defined in the preamble hereto.

“Person” means any individual, partnership, joint venture, limited liability company, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Registration Statements” means the Company’s registration statements filed with the SEC since December 31, 2002 pursuant to the Securities Act.

“Requirement of Law” means, as to any Person, the Governing Documents of such Person, and any law, treaty, rule, regulation, direction, ordinance, criterion or guideline or determination of a court or other Governmental Authority or determination of an arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” means the Exchange Act Reports and the Registration Statements.

“Securities Act” means the Securities Act of 1933.

“Subsidiary” means with respect to any Person at any time, (a) any other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time, and (b) any other Person (i) which is, at such time, Controlled by, or (ii) capital securities of which having ordinary voting power to elect a majority

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of the board of directors (or other persons having similar functions), or other ownership interest of which ordinarily constituting a majority voting interest, are at such time, directly or indirectly, owned or Controlled by, in the case of each of clauses (i) and (ii), such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.  Unless otherwise expressly provided, all references herein to “Subsidiary” mean a Subsidiary of the Company.

“Symphony Exchange Agreement” means that certain Securities Exchange Agreement, dated as of January 30, 2003, by and among the Company, iBasis Global, Inc., iBasis Securities Corporation, the Symphony Funds identified on the signature pages thereto and U.S. Bank National Association as Collateral Agent, as amended and supplemented from time to time prior to the date hereof.

“UCC” means the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts.

“U.S.” means the United States of America.

“Warrant Agreement” means the 2004 Warrant and Registration Rights Agreement to be entered into by the Company and U.S. Bank National Association, as Warrant Agent, substantially in the form of Exhibit A attached hereto (as amended, modified or supplemented from time to time).

“Warrants” is defined in the preamble hereto.

“in writing” means any form of written communication or a communication by means of telex, facsimile transmission, telegraph or cable.

2.                                       Repurchase of the Notes; Issuance of the Warrants.

2.1.                              Repurchase of the Notes; Issuance of the Warrants. Subject to the terms and conditions hereof, the Company agrees that it will repurchase from each of the Noteholders set forth on Schedule 1 attached hereto, and each such Noteholder severally agrees that it will tender to the Company, on the Closing Date, for cancellation and retirement Notes in the aggregate principal amount set forth opposite such Noteholder’s name on Schedule 1 attached hereto, in exchange for (i) payment in cash of the sum of (A) 100% of the aggregate outstanding principal amount of such Notes being prepaid and (B) any accrued and unpaid interest on such prepaid principal amount through and until the Closing Date, and (ii) Warrants to purchase a number of shares of Common Stock equal to (x) the aggregate principal amount of such Notes being prepaid, multiplied by (y) 0.2056033, such Warrants to have an initial exercise price of $1.85 (subject to adjustment as provided in the Warrant Agreement); provided, however, (i) in the event that the conversion price per share of any convertible notes issued in connection with the New Exchange or a New Financing is lower than $1.85, the initial exercise price for such Warrants shall instead be equal to such lower conversion price, and (ii) in the event that any convertible notes issued in connection with the New Financing or New Exchange are convertible for any property other than shares of Common Stock or for any property in addition to shares of

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Common Stock, at the election of the Majority Noteholders, the Warrants shall be exercisable for such other or additional property in addition to any shares of Common Stock into which such notes are convertible and the initial exercise price of the Warrants shall be equal to the conversion price of such notes. Without limiting the foreging, in the event that as part of a New Financing the Company raises more than $10,000,000 from the issuance of shares of Common Stock or shares of preferred stock convertible into shares of Common Stock  or issues in a New Financing any such shares of capital stock at a purchase price of less than $1.40 per share of Common Stock (assuming the conversion of any shares of preferred stock into shares of Common Stock and taking into account in determining the purchase price of such shares of Common Stock, the value of any additional property issued or delivered together therewith as part of a unit), the initial exercise price of such Warrants shall be equal to the exercise price that such Warrants would have had in the event that such Warrants were issued immediately prior to the issuance of such shares in the New Financing at an initial exercise price of $1.85, and such exercise price were immediately adjusted pursuant to the terms of Section 7.4 of the Warrant Agreement, assuming for purposes of this single adjustment only, that the Fair Market Value (as defined in the Warrant Agreement) of a share of Common Stock is $1.85.

2.2.                              Issuance of Warrants upon Failure to Repurchase Notes.  In the event that the New Exchange is consummated and the Company does not repurchase all of a Noteholder’s Notes as contemplated hereby, for any reason or no reason, other than as a result of a breach of this Agreement by such Noteholder, the Company shall issue to the non-breaching Noteholders, promptly following consummation of the New Exchange, Warrants to purchase a number of shares of Common Stock equal to (x) the aggregate principal amount of such Notes held by such Noteholder, multiplied by (y) 0.2056033, such Warrants to have an initial exercise price of $1.85 (subject to adjustment as provided in the Warrant Agreement) and the Company shall execute and deliver the Warrant Agreement.

2.3.                              Form of Warrants.  Each Warrant will be issued only in fully registered form and will initially be represented by a global warrant (each, a “Global Warrant”) registered in the name of the Depository or its nominee, and delivered to the Warrant Agent (as defined in the Warrant Agreement), as custodian for the Depository, and recorded in the book-entry system maintained by the Depository (a “Book-Entry Security”).  No beneficial owner of an interest in the Warrants will be entitled to receive a certificate representing such Warrant, except as provided in the Warrant Agreement.

2.4.                              Depository.  The Depository for the Warrants shall initially be The Depository Trust Company and such Warrants shall be registered in the name of Cede & Co., its nominee, and shall bear a legend in substantially the following form:

“Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS

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WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has any interest herein.”

The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the UCC or any successor provision thereto.

2.5.                              Closing.  Unless otherwise agreed among the Company and the Noteholders, the repurchase of the Notes and the issuance of the Warrants (the “Closing”) shall take place on the Closing Date at the offices of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts, at 10:00 a.m., local time.  On the Closing Date, the Noteholders shall deliver the Notes to be tendered by them to the Company against delivery by the Company of the cash consideration therefore and the Warrants.

3.                                       Conditions Precedent to the Tender of the Notes.  The obligation of the Noteholders to tender the Notes on the Closing Date for the consideration described in Section 2.1 hereof is subject to the satisfaction, prior to or on the Closing Date, of the following conditions:

3.1.                              Effective Date; Issuance of Warrants.  (a) The Effective Date shall have occurred, and (b) there shall have been delivered to the Depository a Global Warrant to purchase the number of shares of Common Stock as provided herein.

3.2.                              Opinion of Counsel.  The Noteholders shall have received from Bingham McCutchen LLP, counsel to the Company, a legal opinion in a form satisfactory to the Majority Noteholders.

3.3.                              Corporate Proceedings.

(a)                                  Each Noteholder shall have received a certificate from the Company, dated the Closing Date, signed by the chairman, a vice chairman, the president, any vice president or representative director of the Company, in the form attached hereto as Exhibit 3.3, with appropriate insertions and deletions, together with (i) copies of the certificate of incorporation, by-laws or other organizational documents of the Company, (ii) the resolutions of the Company referred to in such certificate and all of the foregoing (including the certificate of incorporation and by-laws) in form and substance reasonably satisfactory to the Majority Noteholders and (iii) a certification that all of the applicable conditions precedent set forth in Sections 3.3, 3.5 and 3.6 hereof shall have been satisfied as of such date.

(b)                                 On the Closing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and each other Document shall be reasonably satisfactory in form and substance to the Noteholders, and the Noteholders shall have received all information and copies of all certificates, documents and papers, including good standing certificates and any other records of corporate proceedings and governmental approvals, if any, which a Noteholder may have reasonably requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

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3.4.                              Litigation. There shall be no action, suit, proceeding or investigation (whether conducted by any judicial or regulatory body or other person) that is pending or, to the knowledge of the Company or any Noteholder, is threatened against the Company or any Noteholder or (nor to the knowledge of the Company or any Noteholder shall there be any basis therefor) which (i) questions the validity of this Agreement or any action taken or to be taken pursuant hereto or (ii) could result in a Material Adverse Effect.

3.5.                              Approvals.  The Company shall have received all authorizations, consents, approvals, licenses, franchises, permits and certificates by or of all governmental and third parties, in each case necessary for the issuance of the Warrants and for the execution and delivery of the Documents to which it is a party (including without limitation all authorizations, consents and approvals required of any holder of Notes other than a Noteholder), and all of the foregoing shall be in full force and effect on the Closing Date.

3.6.                              Warrant Agreement. The Warrant Agreement, with such changes as shall be required by the last sentence of Section 2.1. hereof, shall have been duly executed and delivered by all of the parties thereto.

3.7.                              DTC Eligibility.  The Warrants shall have become eligible for DTC book-entry delivery services.

3.8.                              CUSIP Number.  The Company shall have obtained CUSIP Numbers for the Warrants.

3.9.                              Capitalization.  The Company shall deliver evidence furnished by EquiServe Trust Company, N.A, the transfer agent and registrar for the Common Stock,  as to the authorized and issued and outstanding Common Stock of the Company as of the Closing Date.

3.10.                        Representations and Warranties.  On the Closing Date and after giving effect to the transaction contemplated hereby, all representations and warranties made by the Company contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

All of the certificates, legal opinions and other documents and papers referred to in this Section 3, unless otherwise specified, shall be delivered to each of the Noteholders and shall be reasonably satisfactory in form and substance to such Majority Noteholders.

4.                                       Conditions Precedent to the Repurchase of the Notes and Issuance of the Warrants.  The obligation of the Company to repurchase the Notes and to sell and issue the Warrants on the Closing Date is subject to the satisfaction, prior to or on the Closing Date, of the following conditions:

4.1.                              Effective Date. The Effective Date shall have occurred.

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4.2.                              New Financing.  The New Financing shall have occurred, and the Company shall have received net proceeds therefrom sufficient to pay the cash consideration required to be paid by the Company hereunder pursuant to Section 2.1 hereof.

4.3.                              New Exchange. The consummation of the transactions contemplated by the New Exchange shall have occurred.

4.4.                              Litigation.  There shall be no action, suit, proceeding or investigation (whether conducted by any judicial or regulatory body or other person) that is pending or, to the knowledge of any Noteholder or the Company, is threatened against any Noteholder or the Company (nor to the knowledge of any Noteholder or the Company shall there be any basis therefor) which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

4.5.                              Approvals.  The Company shall have received all authorizations, consents, approvals, licenses, franchises, permits and certificates by or of all governmental and third parties, in each case necessary for the repurchase of the Notes and issuance of the Warrants and for the execution and delivery of the Documents to which it is a party (including without limitation all authorizations, consents and approvals required of any holder of Notes other than a Noteholder), and all of the foregoing shall be in full force and effect on the Closing Date.

4.6.                              Representations and Warranties.  On the Closing Date and after giving effect to the transaction contemplated hereby, all representations and warranties made by any Noteholder contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

All of the certificates and other documents and papers referred to in this Section 4, unless otherwise specified, shall be delivered to the Company and shall be reasonably satisfactory in form and substance to the Company.

5.                                       Representations and Warranties of the Company.  In order to induce the Noteholders to enter into this Agreement and to acquire the Warrants, the Company makes the following representations and warranties, all of which shall survive the execution and delivery of this Agreement and the acquisition of the Warrants:

5.1.                              Corporate Status.  The Company and each of its Subsidiaries (a) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (b) has duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified and where the failure to be so qualified is reasonably likely to have a Material Adverse Effect.

5.2.                              Corporate Power and Authority.  The Company has the corporate power and authority to execute, deliver and perform its obligations under each of the Documents to which it

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is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Documents to which it is a party. The Company has duly executed and delivered to the Noteholders each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms.

5.3.                              No Violation.  Neither the execution, delivery and performance by the Company of the Documents to which it is a party nor compliance with the terms and provisions thereof (a) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, except as would not have a Material Adverse Effect, (b) will conflict or be inconsistent with or result in any breach of, any of the material terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which such Person is a party or by which it or any of its property or assets are bound or to which it may be subject or (c) will violate any provision of the certificate of incorporation, by-laws or other organizational document of the Company.

5.4.                              Capitalization. The authorized capital stock of the Company consists of 85,000,000 shares of Common Stock, of which 45,881,329 are issued and outstanding, and 15,000,000 shares of undesignated preferred stock, $0.001 par value per share, none of which are issued and outstanding.  As of the date hereof, (i) 7,762,128 shares of Common Stock were reserved for future issuance pursuant to outstanding options issued by the Company, (ii) 4,187,789 shares of Common Stock were reserved for future issuance pursuant to outstanding warrants issued by the Company and (iii) 443,232 shares of Common Stock were reserved for future issuance upon conversion of the Existing Convertible Notes.  The Warrants to be issued and sold hereunder shall constitute 8.2% of the fully diluted equity of the Company (calculated assuming exercise of all warrants, rights or options outstanding as of April 26, 2004 date hereof).  Except as set forth above and for the exercise rights of the Warrants and the conversion rights of the Existing Convertible Notes, after giving effect to the transactions contemplated by this Agreement, and except as set forth on Schedule 5.4, there will be no other outstanding options, warrants, rights (including conversion or preemptive rights) or any agreement for the purchase or acquisition from the Company of any shares of the Company’s capital stock or voting agreements with respect to equity of the Company.  All shares of the capital stock of the Company subject to issuance as aforesaid, including the Warrants, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable.  There are no obligations, contingent or otherwise, of the Company to repurchase, redeem or otherwise acquire any shares of Common Stock or to provide funds to or make any investment (in the form of a loan, capital contribution, guaranty or otherwise) in any other entity.  None of the outstanding shares of capital stock of the Company were issued in violation of the Securities Act or any state securities laws.

5.5.                              Litigation.  Except as disclosed in the SEC Reports, no action, suit, proceeding or investigation (whether conducted by any judicial or regulatory body or other person) is pending or, to the knowledge of the Company, is threatened against the Company (nor

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to the knowledge of the Company is any basis therefor) which (i) questions the validity of this Agreement or any action taken or to be taken pursuant hereto or (ii) could result in a Material Adverse Effect.

5.6.                              Governmental Approvals.  Except for any required filings and recordings which have been made and are in full force and effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (a) the execution, delivery and performance of any Document or (b) the legality, validity, binding effect or enforceability of any Document.

5.7.                              Conformity to Securities Act and Exchange Act; No Misstatement or Omission.  Each of the SEC Reports as of the date it was filed with the SEC in the case of filings under the Exchange Act or declared effective in the case of the Registration Statements, complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act and the respective rules and regulations of the SEC thereunder and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

5.8.                              Financial Condition; Financial Statements.  The financial statements and supporting schedules included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, and in any Registration Statements or other SEC Reports, in each case filed with the SEC, are complete and correct in all material respects and present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates specified and the consolidated results of their operations for the periods specified, in each case, in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein or in the notes thereto.

6.                                       Noteholder Representations.  Each Noteholder, severally but not jointly, represents and warrants only as to itself as follows:

6.1.                              Authorization; No Contravention.  The execution, delivery and performance by it of this Agreement: (a) is within its power and authority and has been duly authorized by all necessary action and (b) does not contravene the terms of its organizational documents or any amendment thereof.

6.2.                              Binding Effect.  This Agreement has been duly executed and delivered by it and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

6.3.                              No Legal Bar.  The execution, delivery and performance of this Agreement by it will not violate any Requirement of Law applicable to it.

6.4.                              Purchase for Own Account.  The Warrants to be acquired by it pursuant to this Agreement are being acquired for its own account and with no intention of distributing or

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reselling such securities or any part thereof in any transaction that would violate the securities laws of the United States of America, or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of its Warrants, under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control.

6.5.                              Accredited Investor.  Such Noteholder is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, by virtue, inter alia, of its being a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Warrants or the shares of Common Stock issuable upon exercise of the Warrants, with total assets in excess of $5,000,000.

6.6.                              Restricted Securities.  Such Noteholder understands that the Warrants acquired by it may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Warrants or an available exemption from registration under the Securities Act, the Warrants must be held indefinitely.  In the absence of a registration statement covering the Warrants, such Noteholder will sell, transfer or otherwise dispose of the Warrants only in a manner consistent with its representations and agreements set forth herein.

6.7.                              Financial Condition.  Such Noteholder’s financial condition is such that it is able to bear the risk of holding the Warrants acquired by it for an indefinite period of time and can bear the loss of its entire investment in the Warrants.

6.8.                              Experience.  Such Noteholder has such knowledge and experience in financial and business matters and in making high-risk investments of the type such as the Warrants that it is capable of evaluating the merits and risks of the acquisition of the Warrants.

6.9.                              Legend.  Such Noteholder understands that the certificates evidencing the Warrants may bear a legend substantially in the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW.  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.”

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6.10.                        ERISA.  No part of the funds used by it to acquire the Warrants hereunder constitutes assets of an “employee benefit plan” (as defined in Section 3(3) of ERISA) or “plan” (as defined in Section 4975 of the Code).

6.11.                        Broker’s, Finder’s or Similar Fees.  No brokerage commissions, finder’s fees or similar fees or commissions are payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with it or any action taken by it.  Such Noteholder hereby indemnifies each other party against and agrees that it will hold each such party harmless from any claim, demand or liability for any such brokerage commissions, finder’s fees or similar fees or commissions alleged to have been incurred by such Noteholder with respect to the transactions contemplated hereby.

6.12.                        Governmental Authorization; Third Party Consent.  No approval, consent, compliance, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is required in connection with the execution, delivery or performance by it of this Agreement or the transactions contemplated hereby.

7.                                       Covenants.

7.1.                              SEC Documents.  The Company covenants and agrees that for so long as this Agreement is in effect, the Company will timely file all documents required to be filed with the SEC pursuant to Section 13 or 15 of the Exchange Act, and shall provide to the Noteholders within one day of making any filing with the SEC copies, copies of all such documents, including all financial statements of the Company filed with the SEC, and all supplemental information packages given to securities analysts or investors.

7.2.                              Litigation Cooperation.  Should any suit or proceeding be instituted by or against the Noteholders or the Warrant Agent (as defined in the Warrant Agreement) by a third party in any manner relating to the Company, the Company shall, without expense to the Noteholders or the Warrant Agent, make available the Company and its officers, employees and agents and the Company’s books and records, to the extent that the Noteholders may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding by such third party.

8.                                       Term.  This Agreement shall continue in effect indefinitely, provided that the Majority Noteholders may terminate this Agreement on or after August 3, 2004, if no New Financing has been consummated on or prior to such date.

9.                                       Amendment to Symphony Exchange Agreement.

9.1.              Amendment to Section 4.3.2 of Symphony Exchange Agreement.  Subject to Section 9.2 hereof, Section 4.3.2 of the Symphony Exchange Agreement is hereby amended by adding the following new paragraph to the end of Section 4.3.2 as it currently exists:

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“Notwithstanding the foregoing or anything to the contrary herein, including but not limited to Section 4.2 hereof, in the event that a Change of Control is announced by the Company on or before October 3, 2004, upon the announcement by the Company of such Change of Control, the Borrower shall issue to the Holders warrants, having an exercise price of $1.85 per share and such other terms that are substantially similar to the terms of the warrants contemplated to be issued pursuant to that certain Note Repurchase, Exchange and Termination Agreement dated as of April 27, 2004, to purchase a number of shares of Common Stock equal to (x) the principal amount of a Note, as the case may be, being prepaid, multiplied by (y) 0.2056033 (the “Warrants”). The Warrants shall terminate, if unexercised, on the consummation of the Change of Control . In the event that any of the Warrants have been exercised on or prior to the third day prior to the effectiveness of such Change of Control, Borrower shall make an offer to prepay all of the Notes then outstanding for consideration equal to 100% of the outstanding principal amount of any Note, as the case may be, being prepaid plus accrued and unpaid interest on such prepaid principal amount to the prepayment date. In the event that none of the Warrants have been exercised on or prior to the third day prior to the effectiveness of such Change of Control, Borrower shall make an offer to prepay all of the Notes then outstanding for consideration equal to the Note Prepayment Price set forth in Section 4.2. Provision shall be made such that any such exercise may be made contingent upon, and contemporaneous with, such Change of Control. Borrower shall provide each Holder with ten business days prior notice of the effectiveness of such Change of Control.”

9.2                 Effectiveness of Amendment to Symphony Exchange Agreement.  Notwithstanding anything to the contrary express or implied in this Section 9, and subject to the provisions of Section 12 hereof, the foregoing amendment to the Symphony Exchange Agreement shall be effective only upon the termination of this Agreement by the Majority Noteholders pursuant to Section 8 hereof or, if earlier, immediately prior to the consummation of a Change of Control (as defined in the Symphony Exchange Agreement).

10.                                 Amendment to JMG Agreement.

10.1.        Amendment to Section 4.3.3 of JMG Exchange Agreement.  Subject to Section 10.2 hereof, Section 4.3.3 of the JMG Exchange Agreement is hereby amended by adding the following new paragraph to the end of Section 4.3.3 as it currently exists:

“Notwithstanding the foregoing or anything to the contrary herein, including but not limited to Section 4.2 hereof, in the event that a Change of Control is announced by the Company on or before October 3, 2004, upon the announcement by the Company of such Change of Control, the Borrower shall issue to the Holders warrants, having an exercise price of $1.85 per share and such other terms that are substantially similar to the terms of the warrants contemplated to be issued pursuant to that certain Note Repurchase, Exchange and Termination Agreement dated as of April 27, 2004, to purchase a number of shares of Common Stock equal to (x) the principal amount of a Note, as the case may

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be, being prepaid, multiplied by (y) 0.2056033 (the “Warrants”). The Warrants shall terminate, if unexercised, on the the consummation of the Change of Control. In the event that any of the Warrants have been exercised on or prior to the third day prior to the effectiveness of such Change of Control, Borrower shall make an offer to prepay all of the Notes then outstanding for consideration equal to 100% of the outstanding principal amount of any Note, as the case may be, being prepaid plus accrued and unpaid interest on such prepaid principal amount to the prepayment date. In the event that none of the Warrants have been exercised on or prior to the third day prior to the effectiveness of such Change of Control, Borrower shall make an offer to prepay all of the Notes then outstanding for consideration equal to the Note Prepayment Price set forth in Section 4.2. Provision shall be made such that any such exercise may be made contingent upon, and contemporaneous with, such Change of Control. Borrower shall provide each Holder with ten business days prior notice of the effectiveness of such Change of Control “

10.2           Effectiveness of Amendment to JMG Exchange Agreement.  Notwithstanding anything to the contrary express or implied in this Section 10, and subject to the provisions of Section 11 hereof, the foregoing amendment to the JMG Exchange Agreement shall be effective only upon the termination of this Agreement by the Noteholders pursuant to Section 8 hereof or, if earlier, immediately prior to the consummation of a Change of Control (as defined in the JMG Exchange Agreement).

11.                                 Termination of JMG Exchange Agreement.  Pursuant to Section 14.4 of the JMG Exchange Agreement, each of the Company and each of the Noteholders that is party thereto hereby agree that, effective immediately prior to consummation of the Closing, the JMG Exchange Agreement shall automatically terminate and be of no further force and that the respective rights and obligations of the parties thereunder shall terminate in all respects, with no surviving obligations or liabilities thereunder accruing to any party thereto

12.                                 Termination of Symphony Exchange Agreement.  Pursuant to Section 13.4 of the Symphony Exchange Agreement, each of the Company and each of the Noteholders that is party thereto hereby agree that, effective immediately prior to consummation of the Closing, the Symphony Exchange Agreement shall automatically terminate and be of no further force and that the respective rights and obligations of the parties thereunder shall terminate in all respects, with no surviving obligations or liabilities thereunder accruing to any party thereto.

13.                                 General.

13.1.        Notices.  Except as otherwise expressly provided herein, all notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company, at 20 Second Avenue, Burlington, MA  01803, Attention:  Chief Financial Officer, or at such other address or addresses as may have been furnished in writing by

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the Company to the Noteholders, with a copy to Johan V. Brigham, Bingham McCutchen LLP, 150 Federal Street, Boston, MA  02110; and

If to any Noteholder, at such address or addresses as may have been furnished to the Company in writing by the applicable Noteholder.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including personal delivery, messenger service, facsimile, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.  Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 13.1.

13.2.                        Assignments; Participations.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

13.3.                        Amendment or Waiver.  Neither this Agreement nor any other Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Company and the Majority Noteholders.

13.4.                        No Waiver; Remedies Cumulative.  No failure or delay on the part of any Noteholder in exercising any right, power or privilege hereunder or under any other Document and no course of dealing between the Company and any Noteholder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder.  The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that a Noteholder would otherwise have.  No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Noteholders to any other or further action in any circumstances without notice or demand.

13.5.                        No Strict Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement and the other Documents with counsel sophisticated in financing transactions.  In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the other Documents.

13.6.                        Interpretation; Governing Law; etc.

13.6.1.               Time is (and shall be) of the essence in this Agreement and the other Documents.  All covenants, agreements, representations and warranties made in this

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Agreement or any other Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Noteholder, notwithstanding any investigation made by any such party on its behalf, and shall survive the execution and delivery to each such party hereof and thereof.  The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. This Agreement and the other Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings and agreements, whether written or oral.

13.6.2.               This Agreement, and any issue, claim or proceeding arising out of, or relating to, this Agreement or any other Document or the conduct of the parties hereto, whether now existing or hereafter arising and whether in contract, tort or otherwise, shall be governed by, and shall be construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to the principles of conflicts of laws.  Any legal action or proceeding with respect to this Agreement or any other Document may be brought in any state or federal court sitting in the Commonwealth of Massachusetts, and, by execution and delivery of this Agreement and the other Documents, as applicable, the Company irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts for such action or proceeding.  The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address for notices pursuant to Section 13.1 hereof, such service to become effective 15 days after such mailing. Nothing herein shall affect the right of any Noteholder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

13.6.3.               The Company irrevocably waives any objection which it may now or hereafter have to the venue of any of the aforesaid actions or proceedings arising out of, or in connection with, this Agreement or any other Document brought in the courts referred to in Section 13.6.2 above and further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

13.6.4.               Each of the parties to this Agreement waives to the extent not prohibited by applicable law that cannot be waived any right it may have to claim or recover in any legal action or proceeding any special, exemplary, punitive or consequential damages.

13.7.                        Waiver of Jury Trial.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE PARTIES HERETO WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE NOTEHOLDERS OR THE COMPANY IN CONNECTION WITH ANY

16

OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE.  The Company acknowledges that it has been informed by the Noteholders that the foregoing sentence constitutes a material inducement upon which each of the Noteholders has relied and will rely in entering into this Agreement and any other Document.  Any party hereto may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of each of the parties hereto to the waiver of their rights to trial by jury.

13.8.                        Entire Agreement.                                                The Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof.  All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement.

13.9.                        Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with the Company and each Noteholder.

13.10.                  Execution.  This Agreement shall become effective on the date (the “Effective Date”) on which each of the Company and the Noteholders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to one another.

13.11.                  Headings Descriptive.  The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

[Signature pages follow]

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

THE COMPANY:

iBASIS, INC.

	By:	/s/ Ofer Gneezy
Name: Ofer Gneezy
Title: President and CEO

THE NOTEHOLDERS:

RHAPSODY FUND, LP

By Symphony Asset Management LLC, as General Partner

	By:	/s/ Neil Rudolph
Name: Neil Rudolph
Title: Chief Operating Officer and GP

ARPEGGIO FUND

By Symphony Asset Management LLC, as Investment Advisor

	By:	/s/ Neil Rudolph
Name: Neil Rudolph
Title: Chief Operating Officer

INTERNATIONAL MONETARY FUND - CONVERTIBLE ARBITRAGE ACCOUNT

By Symphony Asset Management LLC, as Investment Advisor

	By:	/s/ Neil Rudolph
Name: Neil Rudolph
Title: Chief Operating Officer

CSV LIMITED
By Symphony Asset Management LLC, as Investment Advisor

By:	/s/ Neil Rudolph
Name: Neil Rudolph
Title: Chief Operating Officer

ANDANTE FUND, LP

By Symphony Asset Management LLC, as General Partner

By:	/s/ Neil Rudolph
Name: Neil Rudolph
Title: Chief Operating Officer and GP

VIVACE FUND, LP

By Symphony Asset Management LLC, as General Partner

By:	/s/ Neil Rudolph
Name: Neil Rudolph
Title: Chief Operating Officer and GP

ADAGIO FUND

By Symphony Asset Management LLC, as Investment Advisor

By:	/s/ Neil Rudolph
Name: Neil Rudolph
Title: Chief Operating Officer

JMG TRITON OFFSHORE FUND LIMITED CITCO

By:	/s/ Jonathan Glaser
Name: Jonathan Glaser
Title: managing Member of the Investment Advisor

WINDWARD CAPITAL LLC

By:	/s/ Kim S. Morris
Name: Kim Morris
Title: Portfolio Manager

Schedule 1

NOTEHOLDERS

Noteholder	Principal Amount of Note to be Retired	Warrant Shares
Rhapsody Fund, LP	$6,525,000	1,341,562
Arpeggio Fund	$5,875,000	1,207,920
International Arbitrary Fund – Convertible Arbitrage Account	$500,000	102,802
CSV Limited	$450,000	92,522
Andante Fund, LP	$850,000	174,763
Vivace Fund, LP	$750,000	154,202
Adagio Fund	$150,000	30,840
JMG Triton Offshore Fund Limited CITCO	$3,975,000	817,273
Windward Capital LLC	$6,100,000	1,254,181
TOTAL:	$25,175,000.00	5,176,065

Schedule 5.4

CAPITALIZATION

Number of Common Shares
As of April 26, 2004

Issued and outstanding	45,881,329
Outstanding (unexercised) stock options	6,297,914
Available for future grant under stock option plan	1,464,214
Underlying outstanding warrants	4,187,789
Issuable upon conversion of 5 ¾% Convertible Subordinated Notes	443,232
Total shares on a fully diluted basis	58,274,478

EXHIBIT A

FORM OF WARRANT AGREEMENT

iBASIS, INC.

and

U.S. BANK NATIONAL ASSOCIATION,

as

Warrant Agent

2004 WARRANT AND REGISTRATION RIGHTS AGREEMENT

Dated as of           , 2004

WARRANT AND REGISTRATION RIGHTS AGREEMENT

TABLE OF CONTENTS

Section 1.	Appointment of Warrant Agent
Section 2.	Warrant Certificates; Warrant Shares
Section 3.	Execution of Warrant Certificates and Warrant Share Certificates
Section 4.	Registration and Countersignature
Section 5.	Transfer and Exchange of Warrants
Section 6.	Registration of Transfers and Exchanges.
	6.1.	Transfer and Exchange of Physical Warrants
	6.2.	Restrictions on Transfer of Physical Warrants for a Beneficial Interest in a Global Warrant
	6.3.	Transfer and Exchange of Global Warrants
	6.4.	Transfer of a Beneficial Interest in a Global Warrant for a Physical Warrant.
	6.5.	Restrictions on Transfer and Exchange of Global Warrants
	6.6.	Authentication of Definitive Warrants in Absence of Depository
	6.7.	Legends
	6.8.	Cancellation and/or Adjustment of a Global Warrant
Section 7.	Issuance of Warrants; Terms of Warrants: Exercise of Warrants.
	7.1.	Method of Exercise; Payment, Issuance of New Warrant; Transfer and Exchange.
	7.2.	Warrantholder Representations
	7.3.	Stock Fully Paid; Reservation of Shares
	7.4.	Adjustment of Exercise Price and Number of Shares.
	7.5.	Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc
	7.6.	Notice of Adjustments
	7.7.	No Rights or Liabilities as Stockholder
Section 8.	Registration Rights
	8.1.	Demand Registration Rights.
	8.2.	Piggyback Registration Rights.
	8.3.	Certain Other Provisions.
	8.4.	Indemnification and Contribution.
	8.5.	Reports Under Exchange Act
Section 9.	Definitions
Section 10.	Payment of Taxes
Section 11.	Mutilated or Missing Warrant Certificates and Warrant Share Certificates
Section 12.	Fractional Interests.
Section 13.	Merger, Consolidation or Change of Name of Warrant Agent
Section 14.	Warrant Agent
Section 15.	Change of Warrant Agent
Section 16.	Notices to Company and Warrant Agent
Section 17.	Supplements and Amendments
Section 18.	Successors
Section 19.	Survival of Registration Rights Provisions, Warrant Agent Provisions

Section 20.	Governing Law; Submission to Jurisdiction: Waiver of Jury Trial
Section 21.	Exercise of Rights and Remedies
Section 22.	Benefits of This Agreement
Section 23.	Counterparts

2004 WARRANT AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of             , 2004, between iBasis, Inc., a Delaware (the “Company”), and U.S. Bank National Association, as Warrant Agent (the “Warrant Agent”).

WHEREAS, the Company proposes to issue Warrants, as hereinafter described (the “Warrants”), which in the aggregate initially entitle the holders of the Warrants to purchase, at an Initial Exercise Price of $1.85 per share, 5,176,065 shares of Common Stock, par value $0.001 per share, of the Company (the Common Stock issuable on exercise of any Warrant being referred to herein as the “Warrant Shares”), in connection with the execution of that certain Note Repurchase, Exchange and Amendment Agreement (as amended, supplemented and otherwise modified from time to time, the “Exchange Agreement”), dated as of April 27, 2004, by and among the Company and the Required Holders named therein.

WHEREAS, upon exercise of any Warrants, the Warrantholder shall own Warrant Shares, which shall continue to be subject to the terms of this Agreement.

WHEREAS, the Warrant Shares shall have certain registration rights as provided herein.

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange and exercise of Warrants, and the issue, transfer and exchange of the Warrant Shares, and other matters as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1.  Appointment of Warrant Agent.  The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

Section 2.  Warrant Certificates; Warrant Shares.  The certificates evidencing the Warrants (the “Warrant Certificates”) to be delivered pursuant to this Agreement shall be in fully registered form only and shall initially be represented by one or more global warrants (each, a “Global Warrant”), substantially in the form of Exhibit A attached hereto, registered in the name of The Depository Trust Company (the “Depository”) or its nominee and delivered to the Warrant Agent, as custodian for the Depository and recorded in the book-entry system maintained by the Depository.  Upon written request, a beneficial owner of an interest in a Global Warrant will be entitled to receive a physical certificate representing such interest (a “Physical Warrant”), as provided in Section 6 hereof.  Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate.  Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of Warrant Shares represented thereby shall be made by the Warrant Agent and the Depository in accordance with instructions given by the holder thereof.  The certificates evidencing the Warrant Shares to be delivered upon exercise of a

Warrant (the “Warrant Share Certificates”) shall be substantially in the form of the specimen certificate attached hereto as Exhibit B.

Section 3.  Execution of Warrant Certificates and Warrant Share Certificates.  Warrant Certificates shall be signed on behalf of the Company by its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office.

In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

The Warrant Share Certificates shall be executed in accordance with the by-laws of the Company.

Section 4.  Registration and Countersignature.  The Warrants shall be numbered and shall be registered on the books of the Company maintained at the principal office of the Warrant Agent in Boston, Massachusetts (the “Warrant Register”) as they are issued.

Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the President, a Vice President, the Treasurer or the Chief Financial Officer of the Company, initially countersign, issue and deliver such number of Warrants as are set forth in such written instructions, and the Warrant Agent shall be fully protected in conclusively relying on such written instructions.  Such written instructions shall not instruct the Warrant Agent to countersign Warrants entitling the holders thereof to purchase more than the number of Warrant Shares referred to above in the first recital hereof.  The Warrant Agent shall also countersign and deliver Warrants as otherwise provided in this Agreement.

The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates and the Warrant Shares as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

Section 5.  Transfer and Exchange of Warrants.  The Warrant Agent shall from time to time, subject to the limitations set forth in Section 6 hereof, register the transfer of any outstanding Warrants upon the records to be maintained by it for that purpose, upon surrender thereof duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered Warrantholder or Warrantholders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney.  Subject to the terms of this Agreement, each Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Warrantholder to purchase.  Any Warrantholder desiring to exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Warrant Certificates to be so exchanged.

Upon registration of transfer, the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate or Warrant Certificates to the Persons entitled thereto. The Warrant Certificates may be exchanged at the option of the Warrantholder thereof, when surrendered at the office or agency of the Company maintained for such purpose, which initially will be the corporate trust office of the Warrant Agent in Boston, Massachusetts for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares.

No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that is imposed in connection with any such exchange or registration of transfer.

Section 6.  Registration of Transfers and Exchanges.

6.1.  Transfer and Exchange of Physical Warrants.  When Physical Warrants are presented to the Warrant Agent with a request:

(i)                                  to register the transfer of the Physical Warrants; or

(ii)                               to exchange such Physical Warrants for an equal number of Physical Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Agreement as set forth in this Section 6 for such transactions are met; provided, however, that the Physical Warrants presented or surrendered for registration of transfer or exchange:

(1)                                  shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Warrant Agent, duly executed by the Warrantholder thereof or his attorney duly authorized in writing; and

(2)                                  in the case of Physical Warrants the offer and sale of which have not been registered under the Securities Act, such Physical Warrants shall be accompanied,

in the sole discretion of the Company, by the following additional information and documents, as applicable:

(A)                              if such Physical Warrants are being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit C attached hereto); or

(B)                                if such Physical Warrants are being transferred to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “Qualified Institutional Buyer”)) in accordance with Rule 144A under the Securities Act., a certification to that effect (in substantially the form of Exhibit C attached hereto).

6.2.  Restrictions on Transfer of Physical Warrants for a Beneficial Interest in a Global Warrant.  A Physical Warrant may not be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Physical Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

(A)                              a certification, in substantially the form of Exhibit C attached hereto, that such Physical Warrant is being transferred to a Qualified Institutional Buyer; and

(B)                                written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, then the Warrant Agent shall cancel such Physical Warrant and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly.  If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall upon written instructions from the Company authenticate a new Global Warrant in the appropriate amount.

6.3.  Transfer and Exchange of Global Warrants.  The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depository, in accordance with this Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depository therefore.

6.4.  Transfer of a Beneficial Interest in a Global Warrant for a Physical Warrant.

6.4.1.  Any Person having a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Physical Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depository from the Depository or its nominee on behalf of any person having a beneficial interest in a Global Warrant and upon receipt by the Warrant Agent of a written order or such other form of instructions as is customary for the Depository or the person designated by the Depository as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in a Global Warrant the offer and sale of which have not been registered under the Securities Act, the following additional information and documents:

(A)                              if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit C attached hereto); or

(B)                                if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form of Exhibit C attached hereto), then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an officers’ certificate, the Warrant Agent will authenticate and deliver to the transferee a Physical Warrant.

6.4.2.  Physical Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 6.4 shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Physical Warrants to the Persons in whose names such Physical Warrants are so registered.

6.5.  Restrictions on Transfer and Exchange of Global Warrants.  Notwithstanding any other provisions of this Agreement, a Global Warrant may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

6.6.  Authentication of Definitive Warrants in Absence of Depository.  If at any time the Depository for the Warrants notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrants and a successor Depository for the Global Warrants cannot be appointed by the Company within 90 days after delivery of such notice, then the Company will execute, and the Warrant Agent, upon written instructions from the Company requesting the authentication and delivery of Physical Warrants as a result of the inability to retain a successor Depository, will authenticate and deliver Physical Warrants, in an aggregate number equal to the aggregate number of Warrants represented by the Global Warrants, in exchange for such holder’s beneficial interest in Global Warrants.

6.7.  Legends.  For so long as transfer of a Warrant is not permitted without registration under the Securities Act, each Warrant Certificate evidencing such Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW.  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.”

6.8.  Cancellation and/or Adjustment of a Global Warrant.  At such time as all beneficial interests in a Global Warrant have either been exchanged for Physical Warrants, redeemed, repurchased or cancelled, such Global Warrant shall be returned to or retained and cancelled by the Warrant Agent.  At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Physical Warrants, redeemed, repurchased or cancelled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant, by the Warrant Agent to reflect such reduction.

6.8.1.  Obligations with Respect to Transfers and Exchanges of Physical Warrants.

(i)                                     To permit registrations of transfers and exchanges, the Company shall execute, at the Warrant Agent’s request, and the Warrant Agent shall authenticate, Physical Warrants and Global Warrants.

(ii)                                  All Physical Warrants and Global Warrants issued upon any registration, transfer or exchange of Physical Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Physical Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

(iii)                               Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

Section 7.  Issuance of Warrants; Terms of Warrants: Exercise of Warrants.

7.1.  Method of Exercise; Payment, Issuance of New Warrant; Transfer and Exchange.

7.1.1.  Method of Exercise.

7.1.1.1.  Cash Exercise.  Subject to the terms of this Agreement, each Warrantholder shall have the right to exercise the Warrants evidenced by the Warrant Certificates it holds, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of the Warrant Certificates held by it to the Company at its principal office, accompanied by a subscription substantially in the form attached to the Warrant Certificates duly executed by such holder and accompanied by (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the Company, in each case in the amount obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment thereof pursuant to the provisions of hereof) for which the Warrant is then being exercised, as designated in such subscription, by (ii) the Initial Exercise Price.  Thereupon, such holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares (or Other Securities) determined as provided in Sections 7.4 and 7.5 hereof.

7.1.1.2.  Conversion.  Subject to the terms of this Agreement, each Warrantholder shall have the right to convert the Warrants evidenced by the Warrant Certificates it holds, in whole or in part, into Warrant Shares (or Other Securities), during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of the Warrant Certificates held by it to the Company at its principal office, accompanied by a conversion notice substantially in the form attached to the Warrant Certificates duly executed by such holder. Thereupon, such holder shall be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares (or Other Securities) equal to:

(a)           the excess of

(i) (x) the number of Warrant Shares (or Other Securities) determined as provided in Sections 7.4 and 7.5 hereof which such holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such conversion notice (without giving effect to any adjustment thereof pursuant to the provisions hereof) for which the Warrant is then being exercised, as designated in such conversion notice, multiplied by (y) the Current Market Price of each such Warrant Share (or such Other Securities) so receivable upon such exercise over

(ii) (x) the number of Warrant Shares (without giving effect to any adjustment thereof pursuant to the provisions hereof) which such holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such conversion notice (without giving effect to any adjustment thereof pursuant to the provisions hereof), multiplied by (y) the Initial Exercise Price divided by

(b)           such Current Market Price of each such Warrant Share (or Other Securities).

7.1.2.  When Exercise Effective.  Each exercise of a Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which such Warrant shall have been surrendered to the Company at the office of the Warrant Agent and payment made as provided in Section 7.1.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for Warrant Shares (or Other Securities) shall be issuable upon such exercise as provided in Section 7.1.3 hereof shall be deemed to have become the holder or holders of record thereof.

7.1.3.  Delivery of Stock Certificates, etc.  As soon as practicable, but no later than five Business Days after each exercise of a Warrant, in whole or in part, except as otherwise provided in Section 7.1.4 hereof, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder thereof or, subject to the provisions of the Exchange Agreement, as such holder (upon payment by such holder of any applicable transfer taxes and subject to Section 6 above) may direct:

(a)           a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Current Market Price per share on the Business Day immediately preceding the date of such exercise; and

(b)           in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment thereof pursuant to the terms hereof) to the number of such shares called for on the face of such Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 7.1.1 hereof.

7.1.4.  Company to Reaffirm Obligations.  The Company will, at the time of or at any time after each exercise of a Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant Agreement and the Warrants; provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

7.2.  Warrantholder Representations.  Prior to the exercise of any Warrant, the Warrantholder must represent and warrant to the Company, in writing, as follows:

(i)                                      it is acquiring the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Warrantholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof;

(ii)                                   the Warrantholder is an “accredited investor” as defined in Rule 501(a) under the Securities Act; and

(iii)                                the Warrantholder has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; and the Warrantholder has sufficient knowledge and experience in finance and business that is capable of evaluating the risks and merits of investment in the Company.

7.3.  Stock Fully Paid; Reservation of Shares.  The Company represents, warrants, covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by the Warrants will, upon issuance and payment therefor in accordance with the terms of the Warrant, be duly authorized, validly issued, fully paid and non-assessable.  The Company further covenants and agrees that during the period within which the rights represented by the Warrants may be exercised, the Company will at all times have authorized and reserved solely for the purpose of the issuance upon exercise of the Warrants a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by the Warrants.

The Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of any Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of each Warrant, and (c) use its reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement and each Warrant.  Without limiting the generality of the foregoing, the Company will from time to time take all such action as may be required to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient obtained by dividing the then current exercise price of each Warrant by the number of Warrant Shares into which such Warrant can from time to time be exercised.

7.4.  Adjustment of Exercise Price and Number of Shares.

7.4.1.  General; Number of Shares; Exercise Price.  The number of Warrant Shares which the holder of a Warrant shall be entitled to receive upon each exercise thereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 7.4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 7.1.1 hereof, by a fraction of which (a) the numerator is the Initial Exercise Price of such Warrant and (b) the denominator is the Exercise Price of such Warrant in effect on the date of such exercise.  The “Exercise Price” shall initially be the Initial Exercise Price, and shall be adjusted and readjusted from time to time as provided in this Section 7.4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 7.4.

7.4.2.  Issuance of Additional Warrants due to Issuance of Additional Common Shares.  In case the Company at any time or from time to time after the date of the final closing of the New Exchange (as defined in the Exchange Agreement) shall issue or sell Additional Common Shares (including Additional Common Shares deemed to be issued pursuant to Section 7.4.4 or 7.4.5 hereof), other than an Excluded Issuance, without consideration or for a consideration per share less than the lower of the Initial Exercise Price or the then Fair Market Value, then in each such case such Exercise Price shall be reduced (but not increased), concurrently with such issue or sale, to a price (calculated to the nearest 0.000001 of a cent) determined by multiplying the Exercise Price in effect immediately prior to such issue or sale (the “Antidilution Price”) by a fraction:

(a)           the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Antidilution Price plus (ii) the consideration, if any, deemed received by the Company upon such issue or sale; and

(b)           the denominator of which shall be the product of (i) the total number of shares of Common Stock deemed to be outstanding immediately after such issue or sale multiplied by (ii) the Antidilution Price.

In each case, the number of shares of Common Stock shall be calculated in accordance with Section 7.4.8 hereof.

7.4.3.  Dividends and Distributions.  In case the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including without limitation any distribution of additional stock or other securities or property or Options, by way of dividend or spin-off, distribution, reclassification, recapitalization or similar corporate rearrangement or otherwise) on the shares of Common Stock, other than a dividend payable in (or otherwise deemed to be an issuance of) Additional Common Shares or periodic cash dividends declared and paid in the ordinary course of business, then, and in each such case, the holder of a Warrant shall receive, upon the exercise of such Warrant at any time on or after such record date, the number of Warrant Shares to be received upon exercise of such Warrant determined as provided herein and, in addition and without further payment, and without any additional action required on the part of such holder, such dividend or other distribution to which such holder would have been entitled by way of such dividend or other distribution and subsequent dividends and other distributions through the date of exercise as if such holder (x) had exercised such Warrant immediately prior to such record date and (y) had retained such dividend or other distribution in respect of the shares of Common Stock and all subsequent dividends and other distributions of any nature whatsoever in respect of any stock or securities paid as dividends and other distributions and originating directly or indirectly from such shares of Common Stock.

7.4.4.  Treatment of Options and Convertible Securities.  In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Common Shares (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number the purpose of which is to protect against dilution) at any time issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Shares issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date.  Notwithstanding the foregoing, this Section 7.4.4 shall not apply to (i.e., there shall not be a deemed issuance of Additional Common Shares with respect to) the issuance, sale, grant or assumption of, or fixing of a record date for determination of entitlement to receive, an Excluded Issuance.  In addition:

(a)           no further adjustment of the Exercise Price shall be made upon the exercise of any Options or the conversion or exchange of Convertible Securities and the consequent issue or sale of Convertible Securities or shares of Common Stock;

(b)           if Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Common Shares issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Prices computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

(c)           if the consideration provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Security shall be reduced, or the ratio at which any Option is exercisable or any Convertible Security is convertible into or exchangeable for shares of Common Stock shall be increased, at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, effective concurrently with each such change, the Exercise Price then in effect shall first be adjusted to eliminate the previous effects (if any) of the issuance (or deemed issuance) of such Option or Convertible Security on the Exercise Price and then readjusted as if such Option or Convertible Security had been issued on the date of such change with the terms in effect after such change; and

(d)           upon the expiration (or purchase by the Company and cancellation or retirement) of any Options which shall not have been exercised, or the expiration of any rights of conversion or exchange under any Convertible Securities which (or purchase by the Company and cancellation or retirement of any Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon (and effective as of) such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

(i)            in the case of Options or Convertible Securities, the only Additional Common Shares issued or sold were the Additional Common Shares, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the additional consideration actually received by the Company upon any exercise thereof, or the consideration actually received by the Company for the issue or sale of all such Convertible Securities, whether or not actually converted or exchanged, plus the additional consideration actually received by the Company upon any conversion or exchange thereof, and

(ii)           in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Common Shares deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 7.4.6 hereof) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised.

7.4.5.  Treatment of Stock Dividends, Stock Splits, etc.  In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the shares of Common Stock payable in shares of Common Stock or other securities, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then, and in each such case, Additional Common Shares shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

7.4.6.  Computation of Consideration.  For the purposes of this Section 7.4:

(a)           the consideration for the issue or sale of any Additional Common Shares shall, irrespective of the accounting treatment of such consideration, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board, without deduction for any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale.  In the event Additional Common Shares are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the consideration for the issue or sale of Additional Common Shares shall be the portion of such consideration so received, computed as provided in this Section 7.4.6, allocable to such Additional Common Shares, all as determined in good faith by the Board.  Notwithstanding the foregoing, if Additional Common Shares are issued (i) to an Affiliate of the Company or (ii) in connection with any acquisition by the Company of stock or assets of a third party or parties, the fair value of such Additional Common Shares at the time of such issue or sale shall be the value as determined in good faith by the Board, except that in the case of issuances to Affiliates of the Company, or in connection with acquisitions by the Company of stock or assets of a third party, such fair value shall be the value set forth in an opinion of independent accountants or investment bankers selected by the Company, if such engagement is reasonably requested by the Majority Warrantholders;

(b)           Additional Common Shares deemed to have been issued pursuant to Section 7.4.4 hereof shall be deemed to have been issued for a consideration per share determined by dividing:

(i)            the total amount of consideration, if any, received and/or receivable by the Company as direct consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration the purpose of which is to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing clause (a), by

(ii)           the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number the purpose of which is to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

(c)           Additional Common Shares deemed to have been issued pursuant to Section 7.4.5 hereof shall be deemed to have been issued for no consideration, unless the Company actually receives consideration for any such issuance.

7.4.7.  Adjustments for Combinations, etc.  In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

7.4.8.  Shares Deemed Outstanding.  Unless otherwise specifically provided herein, for all purposes of the computations to be made pursuant to this Section 7.4, there shall be deemed to be outstanding all shares of Common Stock issuable pursuant to the exercise of Options and conversion of Convertible Securities outstanding at the time as of which such computation is made.  No adjustment shall be made in the Exercise Price upon the issuance of shares of Common Stock pursuant to Options and Convertible Securities so deemed to be outstanding, but this Section 7.4.8 shall not prevent other adjustments in the Exercise Price arising by virtue of such outstanding Options or Convertible Securities pursuant to the provisions of Sections 7.4.2, 7.4.4 and 7.4.5 hereof.

7.4.9.  Warrant Agent’s Disclaimer.  The Warrant Agent shall have no duties or responsibilities under this Section 7.4, including, but not limited to, determining when an adjustment under this Section 7.4 should be made, how such adjustment should be made or what the adjustment should be. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company’s failure to comply with this Section 7.4.

7.4.10.  Filing of Registration Statement. In the event that the first registration statement to be filed by the Company pursuant to Section 8.1.1 hereof has not been filed with the Commission on or prior to the date (the “Filing Date”) that is thirty (30) days from the date on which the Company receives the notice described in Section 8.1.1 hereof, on the Filing Date the Exercise Price shall be reduced to a price equal to the Exercise Price then in effect minus $.25.  If such registration statement has not been filed with the Commission on or prior to any subsequent thirty (30) day period following the Filing Date, on each such date the Exercise Price shall be further reduced to a price equal to the Exercise Price then in effect minus $0.10, provided, however, that the Exercise Price shall not be reduced pursuant to this Section 7.4.10 to an amount less than $0.10.

7.4.11.  Declaration of Effectiveness of Registration Statement. In the event that the first registration statement filed by the Company pursuant to Section 8.1.1 hereof has not been declared effective by the Commission on or prior to the date (the “120 Day Deadline”) that is one hundred twenty (120) days from the date on which the Company receives the notice described in Section 8.1.1 hereof, on the 120 Day Deadline the Exercise Price shall be reduced to a price equal to the Exercise Price then in effect minus $0.25.  If such registration statement has not been declared effective by the Commission on or prior to any subsequent thirty (30) day period following such 120 Day Deadline, on each such date the Exercise Price shall be further reduced to a price equal to the Exercise Price then in effect minus $0.10, provided, however, that the Exercise Price shall not be reduced pursuant to this Section 7.4.11 to an amount less than $0.10.

7.5.  Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc.  In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person and the holders of a majority of the Company’s capital stock before such consolidation or merger shall cease to hold a majority of the Company’s capital stock after such consolidation or merger, or (c) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities, then in the case of each such transaction proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Agreement, the holders of the Warrants, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by the Warrant Certificate held by it immediately prior thereto.

7.6.  Notice of Adjustments.  Whenever the Exercise Price is adjusted, the Company will promptly deliver to the Warrant Agent and to each registered Warrantholder at the address provided to the Warrant Agent a certificate setting forth, in reasonable detail, the event that triggered the adjustment or issuance, the amount of the adjustment or issuance, the method by which such adjustment or issuance was calculated (including a description of the basis on which the Board made any determination hereunder), and the Exercise Price after giving effect to such adjustment.  Unless and until the Warrant Agent receives such a certificate, it may assume without inquiry that the Exercise Price of any outstanding Warrants has not been adjusted.

7.7.  No Rights or Liabilities as Stockholder.  Nothing contained in this Agreement or in any Warrant shall be construed as conferring upon any Warrantholder who has not exercised a Warrant any rights as a stockholder of the Company prior to exercise of any Warrant or as imposing any obligation on such Warrantholder to purchase any Securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

Section 8.  Registration Rights.  The Company will perform and comply, and cause each of its Subsidiaries to perform and comply, with each of the following provisions as are applicable to it.  Each holder of Warrant Shares will perform and comply with each of the following provisions as are applicable to such holder.

8.1.  Demand Registration Rights.

8.1.1.  General.  One or more holders of Warrants or Warrant Shares who at such time hold greater than 20% of the Warrant Shares that have been or may be issued upon exercise, conversion or exchange of the Warrants (“Initiating Holders”) may request, by written notice to the Company, that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Holders, without exercising, converting or exchanging the Warrants held by such Initiating Holders prior to making such request.  Such notice shall specify the intended method or methods of distribution.  Promptly after receipt of such notice from the Initiating Holders, the Company shall give notice of such requested registration to all other holders of Registrable Securities and Warrantholders  in accordance with Section 8.2 hereof.  The Company will then use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Holders, together with all other Registrable Securities which the Company has been requested to register pursuant to Section 8.2 hereof or otherwise by notice delivered to the Company within 20 days after the Company has given the required notice of such requested registration (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 8.1.1 within 180 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans).

8.1.2.  Form; Limitations.  Except as otherwise provided above, each registration requested pursuant to Section 8.1.1 hereof shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Securities to be included in the proposed registration statement in question (the “Majority Participating Holders”) or the Company is then eligible to use Form S-3 for a Public Offering by the Majority Participating Holders of their Warrant Shares; provided, however, that the Company shall not be required to effect any registration requested pursuant to Section 8.1.1 hereof on any form other than Form S-3 (or any successor form) if the Company has previously effected three or more registrations of Registrable Securities under Section 8.1.1 hereof on any form other than Form S-3 (or any successor form).  No registration of Registrable Securities which shall not have become and remained effective in accordance with this Section 8.1 shall be included in the calculation of the number of registrations contemplated by this Section 8.1.2 (unless the Initiating Holders withdraw their request for such registration, other than (i) if such withdrawal is a result of information concerning the business or financial condition of the Company which is made known after the date on which such registration was requested or (ii) if the Initiating Holders pay all the expenses of such registration otherwise payable by the Company pursuant to Section 8.1.3 hereof).  If at the time of any request to register Registrable Securities pursuant to this Section 8.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Board, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 30 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.  In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in a registration statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all selling stockholders to such effect, and, upon receipt of such notice, each such selling stockholder shall immediately discontinue any sales of Registrable Securities pursuant to such registration statement until such selling stockholder has received copies of a supplemented or amended prospectus or until such selling stockholder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.  Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under the foregoing sentence to suspend sales of Registrable Securities for a period in excess of 30 days consecutively or 60 days in any 365-day period.

8.1.3.  Payment of Expenses.  The Company shall pay all reasonable expenses of holders of Warrant Shares incurred in connection with the first three registrations of Registrable Securities requested pursuant to this Section 8.1 (including the reasonable fees and expenses of a single legal counsel representing all selling stockholders), other than underwriting discounts and commissions, if any, and applicable transfer taxes, if any.

8.1.4.  Additional Procedures.  In the case of a registration pursuant to this Section 8.1, whenever the Initiating Holders shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in Section 8.1.2 hereof.  In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to this Section 8.1 shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Holders and such holder).  If requested by the underwriters of such registration, the Company, together with the holders of Registrable Securities proposing to distribute their securities through such underwriting, will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

8.2.  Piggyback Registration Rights.

8.2.1.  General.  Each time the Company proposes to register any shares of Common Stock under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account and/or for the account of any holders of Registrable Securities or Affiliate of a holder of Registrable Securities (pursuant to Section 8.1 hereof or otherwise), for sale in a Public Offering, the Company will give notice to all holders of Registrable Securities of its intention to do so.  Any such holder may, by written response delivered to the Company within 20 days after the effectiveness of such notice, request that all or a specified part of the Registrable Securities held by such holder be included in such registration.  The Company thereupon will use its reasonable efforts to cause to be included in such registration under the Securities Act all shares of Common Stock which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of shares of Common Stock in such Public Offering) of the Registrable Securities to be so registered.  No registration of Registrable Securities effected under this Section 8.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 8.1 hereof.  The Company may withdraw or suspend any registration covered by this Section 8.2 at any time (subject, in the case of any registration also covered by Section 8.1 hereof, to any limitations set forth therein).

8.2.2.  Excluded Transactions.  The Company shall not be obligated to effect any registration of Registrable Securities under this Section 8.2 incidental to the registration of any of its securities in connection with:

(a)           Any Public Offering relating to employee benefit plans or dividend reinvestment plans; or

(b)           Any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses.

8.2.3.  Payment of Expenses.  The Company shall pay all reasonable fees and expenses of a single legal counsel representing any and all holders of Registrable Securities incurred in connection with the first three registrations of Registrable Securities requested pursuant to this Section 8.2.

8.2.4.  Additional Procedures.  Holders of Warrant Shares participating in any Public Offering pursuant to this Section 8.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Warrant Shares in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other selling stockholders in connection therewith and being liable in respect of the representations and warranties by, and the other agreements (including without limitation customary selling stockholder representations, warranties, indemnifications and “lock-up” agreements) for the benefit of the underwriters; provided, however, that (a) with respect to individual representations, warranties, indemnities and agreements of selling holders of Warrant Shares in such Public Offering, the aggregate amount of such liability shall not exceed such holder’s net proceeds from such offering and (b) to the extent selling holders of Warrant Shares give further representations, warranties and indemnities, then with respect to all other representations, warranties and indemnities of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such holder’s pro rata portion of any such liability, in accordance with such holder’s portion of the total number of Warrant Shares included in the offering or (ii) such holder’s net proceeds from such offering.

8.3.  Certain Other Provisions.

8.3.1.  Underwriter’s Cutback.  In connection with any registration of Warrant Shares, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of Warrant Shares to be underwritten.  Notwithstanding any contrary provision of Section 8.1 or Section 8.2 hereof, and subject to the terms of this Section 8.3.1, the underwriter may limit the number of shares which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration (it being understood that the number of shares which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 8.3.1).  Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of the Company’s securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require a different allocation:  (i) shares, other than Registrable Securities, requested to be included in such registration by stockholders shall be excluded unless (x) the Company has, prior to the date hereof, or after the date hereof with the consent of the Majority Holders, granted registration rights which are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of the underwriter cutback (with it being specifically agreed and acknowledged that the registration rights granted (1) to Silicon Valley Bank pursuant to the Registration Rights Agreement, dated on or around December 30, 2002, between the Company and Silicon Valley Bank and (2) to certain holders pursuant to the Amended and Restated Warrant and Registration Rights Agreement, dated February 21, 2003, by and among the Company and the Warrant Agent as warrant agent are to be treated on an equal basis with Registrable Securities for the purposes of this underwriting cutback), with it being specifically acknowledged that the registration rights granted to the holders of any such shares of Common Stock are to be treated on an equal basis with Registrable Securities for purposes of this underwriting cutback; and (ii) if further limitation on the number of shares to be included in the offering is required, the number of Registrable Securities and other shares of Common Stock that may be included in such registration shall be allocated among holders thereof in proportion, as nearly as practicable, to the respective amounts of Common Stock which each stockholder requested be registered in such registration.  No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  Upon delivery of a written request that Registrable Securities be included in an underwritten offering pursuant to Section 8.1.1 or Section 8.2.1 hereof, the holder thereof may not thereafter elect to withdraw therefrom without the written consent the Company and the Majority Participating Holders.

8.3.2.  Registration Procedures.  If and in each case when the Company is required to use its reasonable best efforts to effect a registration of any Registrable Securities as provided in Section 8.1 or Section 8.2 hereof, the Company shall take appropriate and customary actions in furtherance thereof, including, without limitation:

(a)           promptly filing with the Commission a registration statement and using best efforts to cause such registration statement to become effective;

(b)           preparing and filing with the Commission such amendments and supplements to such registration statements as may be required to comply with the Securities Act and to keep such registration statement effective for a period not to exceed 270 days from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement shall have been disposed of in accordance with the intended method of distribution therefor or the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act; provided, however, that if the registration is effected by the filing of a registration statement on Form S-3, then the Company shall keep such registration statement effective for a period not to exceed 3 years from the date of effectiveness or such earlier time as the

Registrable Securities covered by such registration statement have been disposed of in accordance with the intended method of distribution therefore, the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act, or such registration statement no longer covers Registrable Securities;

(c)           using its best efforts to register or qualify such Registrable Securities under the state securities or “blue sky” laws of such jurisdictions as the sellers shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject; and

(d)           otherwise cooperating reasonably with, and taking such customary actions as may reasonably be requested by the holders of Registrable Securities in connection with, such registration.

8.3.3.  Selection of Underwriters and Counsel.  The underwriters and legal counsel to be retained in connection with any Public Offering shall be selected by the Board or, in the case of an offering following a request therefor under Section 8.1.1 hereof, the Initiating Holders with the consent of the Company (which consent shall not be unreasonably withheld).

8.3.4.  Lock-Up.  Without the prior written consent of the underwriters managing any Public Offering, for a period beginning seven days immediately preceding and ending on the 90th day following the effective date of the registration statement used in connection with such offering, no holder of Warrant Shares (whether or not a selling stockholder pursuant to such registration statement) representing at least 1% of the outstanding Common Stock shall (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of such Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing restrictions shall not apply to (i) the sale of Common Stock pursuant to any such registration statement filed in accordance with Section 8.1 or Section 8.2 hereof; (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions; or (iii) the exercise, conversion or exchange of Warrants or conversions of shares of Common Stock into other classes of Common Stock without change of holder.

8.3.5.  Future Registration Rights.  If, after the date hereof, the Company enters into an agreement or other commitment with any other Person that has the effect of establishing registration rights with respect to the Company’s capital stock the terms of which are more favorable, taken as a whole, to such Person than the registration rights established in favor of the holders of Registrable Securities and Warrantholders pursuant to Section 8.1 or Section 8.2 hereof, then the Company will promptly so notify the such holders in writing, and the Company shall, without the necessity of any action on the part of such holders, extend the benefits of such more favorable terms to such holders as if such terms were contained in this Agreement, or permit such holders to enter into such other agreement establishing such rights in lieu of this agreement.

8.4.  Indemnification and Contribution.

8.4.1.  Indemnities of the Company.  In the event of any registration of any Registrable Securities or other debt or equity securities of the Company or any of its Subsidiaries under the Securities Act pursuant to Section 8.1, Section 8.2 hereof or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries including, without limitation, reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its Subsidiaries are sold (whether or not for the account of the Company or its Subsidiaries), the Company will, and hereby does, and will cause each of its Subsidiaries, jointly and severally, to indemnify and hold harmless each seller of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers, trustees, members and stockholders, and each other Person, if any, who controls any such seller or any such controlling Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a “Covered Person”), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other reasonable expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its Subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its Subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof.  The indemnities of the Company and of its subsidiaries contained in this Section 8.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

8.4.2.  Indemnities to the Company.  The Company and any of its Subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Agreement, that the Company and any of its Subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its Subsidiaries, each director of the Company or any of its Subsidiaries, each officer of the Company or any of its Subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other prospective seller of such securities with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including, without limitation, reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its Subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation thereof.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its Subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

8.4.3.  Contribution.  If the indemnification provided for in Section 8.4.1 or Section 8.4.2 hereof is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this Section 8.4 (an

 “Indemnitee”) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof).  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties agree that it would not be just or equitable if contribution pursuant to this Section 8.4.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence.  The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8.4.3 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8.4.4.  Limitation on Liability of Holders of Registrable Securities.  The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 8.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

8.5.  Reports Under Exchange Act.  In order to provide to the holders of Warrant Shares the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit any such holder to sell securities of the Company to the public without registration, and in order to make it possible for the holders of Warrant Shares to register the sale of the Registrable Securities pursuant to a registration on Form S-3 if the Company is then otherwise eligible to use such Form, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144;

(b)           take such action, including the registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the holders of Warrant Shares to utilize Form S-3 for the resale of their

Registrable Securities (ignoring, for this purpose, the provisions of Items I.A.5 and I.B.3 of the General Instructions thereto);

(c)           file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)           furnish to any holder of Warrant Shares, so long as the holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold in a secondary offering pursuant to Form S-3; (ii) a copy of the most recent annual or quarterly report of the Company filed with the Commission and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any holder of Shares any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

Section 9.  Definitions.  For the purposes of this Agreement, the following terms have the meanings below:

“Additional Common Shares” shall mean, subject to Section 7.4.8 hereof, all shares of Common Stock (including treasury shares) issued or sold (or, pursuant to Section 7.4.4 or 7.4.5 hereof, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than (i) shares of Common Stock issued or issuable upon conversion, exercise or exchange of the Warrants; and (ii) Excluded Issuances.

“Affiliate” shall mean, with respect to the Company or any of its Subsidiaries (or any other specified Person), any other Person which, directly or indirectly controls or is controlled by or is under direct or indirect common control with the Company or such Subsidiary (or such specified Person), and, without limiting the generality of the foregoing, shall include (a) any other Person which beneficially owns or holds 10% of more of any class of voting securities of such Person or 10% or more of the equity interest in such Person, (b) any other Person of which such Person beneficially owns or holds 10% or more of any class of voting securities or in which such Person beneficially owns or holds 10% or more of the equity interest in such Person and (c) any director or executive officer of such Person.  For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” shall have the meaning set forth in the first paragraph of this Agreement.

“Antidilution Price” shall have the meaning set forth in Section 7.4.2 hereof.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day, excluding Saturday, Sunday and any day which shall be in New York, New York or Boston, Massachusetts a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the Company’s common stock, par value $0.001 per share.

“Company” shall have the meaning set forth in the first paragraph of this Agreement.

“Covered Person” shall have the meaning set forth in Section 8.4.1 hereof.

“Convertible Securities” shall mean any evidences of indebtedness, shares of stock (other than shares of Common Stock) or other securities, including warrants, directly or indirectly convertible into or exchangeable for shares of Common Stock.

“Current Market Price” shall mean on any date specified herein, the average daily Market Price during the period of the most recent 10 days, ending two trading days immediately preceding such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

“Depository” shall have the meaning set forth in Section 2 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as in effect from time to time.

“Exchange Agreement” shall have the meaning set forth in the second paragraph hereof.

“Excluded Issuance” shall mean the issuance of shares of Common Stock (or options exercisable therefor) to officers, directors, and employees of the Company, which shares are either (a) currently subject to the Company’s stock option plan or (b)                            shares that are not currently subject to the Company’s stock option plan.

“Exercise Price” shall have the meaning set forth in Section 7.4.1 hereof.

“Expiration Date” shall mean 5:00 P.M. Boston time on              , 2007.

“Fair Market Value” shall mean, as of any date, as to any share of Common Stock, the Board’s good faith determination of the fair value of such shares as of the applicable reference date.

“Filing Date” shall have the meaning set forth in Section 7.4.10 hereof.

“Global Warrant” Shall have the meaning set froth in Section 2 hereof.

“Indemnitee” shall have the meaning set forth in Section 8.4.3 hereof.

“Initial Exercise Price” shall have the meaning set forth in the second paragraph of this Agreement.

“Initiating Holders” shall have the meaning set forth in Section 8.1.1 hereof.

“Majority Holders” shall mean, as of any date, the holders of a majority of the Warrant Shares outstanding on such date.

“Majority Participating Holders” shall have the same meaning set forth in Section 8.1.2 hereof.

“Majority Warrantholders” shall mean at any time holders of more than 50% of the Warrants or, if the Warrants have been exercised, the Warrant Shares.

“Market Price” shall mean on any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation  system, or if applicable, the OTCBB, or (d) if the Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the Market Price thereof determined by good faith mutual agreement of the Company and the Majority Warrantholders.  If, in the case of subsection (d), the Company and the Majority Warrantholders are unable to agree on the value of such Common Stock within 10 business days, the Market Price shall be determined in accordance with the following appraisal process:

Within the following five business days, each of the Company and the Majority Warrantholders shall select and retain a firm of recognized expertise in the valuation of business to perform a valuation of the Market Price.  Such firms shall then value the shares of the Common Stock, on a going concern basis, without regard to any minority, marketability or other discount resulting from consideration of a minority interest, the Company’s status as a closely held corporation or the existence of any put or call rights.

The Company shall provide to both valuation firms any information reasonably requested by either such firm in connection with its valuation.  Each such firm shall deliver its valuation report to the Company and the holder within 20 days after receiving all requested information from the Company.  If the greater of the valuations of a share of the Common Stock is no more than 110% of the lesser of such valuations, the Market Price shall be deemed to be the average of the two valuations.  If the greater of such valuations exceeds 110% of the lesser of such valuations, the two valuation firms shall select a third mutually acceptable valuation firm within five business days of such determination.  Such third valuation firm shall be directed to provide, within 15 business days, its valuation report, and the valuation determined by the first two valuation firms that is closest to the valuation determined by the third valuation firm shall be the Market Price as of the reference date.  The Company shall bear all costs and expenses of this appraisal process.

“120 Day Deadline” shall have the meaning set forth in Section 7.4.11 hereof.

“Options” shall mean options, warrants or other rights to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

“Other Securities” shall mean any stock (other than Common Stock) and other securities of the Company or any other Person which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 hereof or otherwise.

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

“Physical Warrant” shall have the meaning set forth in Section 2 hereof.

“Public Offering” shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

“Qualified Institutional Buyer” shall have the meaning set forth in Section 6.1 hereof.

“Registrable Securities” shall mean the Warrant Shares and all shares of Common Stock directly or indirectly issued or issuable with respect to the Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a registration statement or Rule 144 under the Securities Act or (ii) at such time as they become eligible for sale pursuant to Rule 144(k) under the Securities Act.

“Rule 144” shall mean Rule 144 under the Securities Act (or any successor Rule).

“Rule 145 Transaction” shall mean a registration on Form S-4 pursuant to Rule 145 of the Securities Act (or any successor Form or provision, as applicable).

“Securities” shall mean any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security.  “Security” shall mean one of the Securities.

“Securities Act” shall mean the Securities Act of 1933, as in effect from time to time.

“Stock” shall include any and all shares, interests or other equivalents (however designated) of, or participants in, the capital stock of a corporation of any class.

“Subsidiary” shall mean, for any Person, (i) a corporation a majority of whose voting stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, (ii) a partnership in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person or its Subsidiary is entitled to receive more than 50% of the assets of such partnership upon its dissolution, (iii) a limited liability company, a majority of whose membership interests is, at the time, directly or indirectly owned by such Person or with respect to which such Person has a right, under any scenario, to receive 50% or more of the distributions of the assets of such limited liability company upon its dissolution, or (iv) any other Person (other than a corporation or partnership) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (a) at least a majority ownership interest or (b) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Warrant Agent” shall have the meaning set forth in the first paragraph of this Agreement.

“Warrant Certificates” shall have the meaning set forth in Section 2 hereof.

“Warrant Register” shall have the meaning set forth in Section 4 hereof.

“Warrant Share Certificates” shall have the meaning set forth in Section 2 hereof.

“Warrant Shares” shall mean the shares received or to be received upon exercise, conversion or exchange of the Warrants.

“Warrants” shall mean any warrants to purchase shares of Common Stock issued hereunder or pursuant to the Exchange Agreement.

“Warrantholders” shall mean the holders of the Warrants from time to time, together with any permitted transferees of such holders who subsequently acquire Warrants.

Section 10.  Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or governmental charge which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any Warrant Share Certificates in a name other than that of the registered holder of a Warrant Share Certificate or a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates or Warrant Share Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or charge or shall have established to the satisfaction of the Company that such tax or charge has been paid.  The Warrant Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Warrantholder of applicable taxes and governmental charges unless and until the Warrant Agent is satisfied that all such taxes and/or charges have been paid.

Section 11.  Mutilated or Missing Warrant Certificates and Warrant Share Certificates.  In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company, at its expense, shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, satisfactory to the Company and the Warrant Agent.

Section 12.  Fractional Interests.

(a)           The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants or otherwise. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Price of such fractional Warrant Share as of the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

(b)           Warrants may be issued in fractional interests. Holders of fractional interests in Warrants will be entitled to purchase a number of Warrant Shares equal to the product obtained by multiplying the number of Warrant Shares issuable with respect to a full Warrant multiplied by the fractional interest owned by such holder in the Warrant.

(c)           Whenever a payment for fractional Warrant Shares is to be made by the Warrant Agent, the Company shall (i) promptly prepare and deliver to the Warrant Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Warrant Agent in the form of fully collected funds to make such payments.  The Warrant Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Warrant Shares under any Section of this Agreement relating to the payment of fractional Warrant Shares unless and until the Warrant Agent shall have received such a certificate and sufficient monies.

Section 13.  Merger, Consolidation or Change of Name of Warrant Agent.  Any person into which the Warrant Agent may be merged or with which it may be consolidated, or any person resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any person succeeding to substantially all of the business of the Warrant Agent (including the administration of this Agreement), shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such person would be eligible for appointment as a successor warrant agent under the provisions of Section 15 hereof.  In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

Section 14.  Warrant Agent.  The Warrant Agent undertakes the duties and obligations imposed by this Agreement (and no implied duties or obligations shall be read into this Agreement against the Warrant Agent) upon the following terms and conditions, by all of which the Company and the Warrantholders, by their acceptance thereof, shall be bound:

(a)           The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates and the Warrant Share Certificates except as herein otherwise provided.

(b)           The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

(c)           The Warrant Agent may consult at any time with counsel of its own selection (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrantholder in respect of any action taken, suffered or omitted to be taken by it hereunder in accordance with the opinion or the advice of such counsel.

(d)           The Warrant Agent shall incur no liability or responsibility to the Company or to any Warrantholder for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

(e)           The Company agrees (i) to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent (including fees and expenses of its counsel) and to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges and disbursements of any kind and nature incurred by the Warrant Agent in the preparation, delivery, execution, administration and amendment of this Agreement and the exercise and performance of its duties hereunder and (ii) to indemnify the Warrant Agent (and any predecessor Warrant Agent) and save it harmless against any and all claims (whether asserted by the Company, a holder or any other person), damages, losses, fines, penalties, settlements, expenses (including taxes other than taxes based on the income of the Warrant Agent), liabilities, including judgments, costs and counsel fees and expenses, for any action taken, suffered or omitted to be taken by the Warrant Agent in connection with the execution of this Agreement and the acceptance and administration of this Agreement, except as a result of its gross negligence or willful misconduct (each as finally determined by a court of competent jurisdiction). The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.  The provisions of this Section 14 shall survive the expiration of the Warrants, the termination of this Agreement and the resignation or removal of the Warrant Agent.

(f)            The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered Warrantholders shall furnish the Warrant Agent with reasonable security and indemnity satisfactory to it for any costs and expenses which may be incurred, but this provision shall not limit the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or Warrant Share Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

(g)           The Warrant Agent, and any stockholder, affiliate, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(h)           The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof.  The Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in connection with this Agreement except for its own gross negligence or willful misconduct, each as finally determined by a court of competent jurisdiction.  Anything to the contrary notwithstanding, in no event shall the Warrant Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage.

(i)            The Warrant Agent shall not at any time be under any duty or responsibility to any Warrantholder to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

(j)            Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent shall have any liability to any Warrantholder or other person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

(k)           With respect to the exercise by a Warrantholder of any Warrants in accordance with the terms of this Agreement and with respect to any other actions or omissions that may arise as a result of or under this Agreement, to the extent the Warrant Agent has any questions or uncertainties as to what actions it should take with respect thereto, the Warrant Agent may seek written direction from the Company as to what course of action the Warrant Agent should take and the Warrant Agent shall be fully protected and incur no liability in refraining from taking any action thereunder unless and until the Warrant Agent has received such written direction from the Company.  Any application by the Warrant Agent for such written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the

Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(l)            No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(m)          Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization and protection to the Warrant Agent for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.

(n)           The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer.

(o)           The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence or willful misconduct (each as finally determined by a court of competent jurisdiction) in the selection and continued employment thereof.

Section 15.  Change of Warrant Agent.  The Warrant Agent or any successor Warrant Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice in writing mailed to the Company.  Upon such resignation or if the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 60 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate or a Warrant Share Certificate, then the registered holder of any Warrant Certificate or Warrant Share Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The Majority Warrantholders shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent must be approved by the Company, which shall not unreasonably withhold such approval. After appointment the successor to the Warrant

Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent upon payment of all fees and expenses due it and its agents and counsel shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 15, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

Section 16.  Notices to Company and Warrant Agent.  Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or when received, if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

iBasis, Inc.

20 Second Avenue

Burlington, MA  01803

Attention:  Chief Financial Officer

Facsimile No.: 781-505-7304

with a copy to:

Bingham, McCutchen LLP

150 Federal Street

Boston, MA 02110

Attn:      Johan V. Brigham

Facsimile No.: 617-951-8736

In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the office of the Warrant Agent designated for such purpose.

Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

U.S. Bank National Association

2 Avenue de Lafayette – 6th Floor

Boston, MA  02111

Attention:  Corporate Trust Services

Facsimile No.: 617-662-1458

with copies to:

Nixon Peabody LLP

101 Federal Street

Boston, MA  02110

Attn: Robert J. Coughlin

Facsimile No.: 617-345-1300

and

Ropes & Gray LLP

One International Place

Boston, MA 02110

Attn:  Thomas B. Draper

Facsimile No.: 617-951-7050

Section 17.  Supplements and Amendments.  The Company and the Warrant Agent may from time to time supplement or amend this Agreement or the Warrant Certificates without the approval of any Warrantholders in order to cure any ambiguity or to correct or supplement any provision contained herein or therein which may be defective or inconsistent with any other provision herein, or to make any other revisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Warrantholders.  Any supplement or amendment not covered by the preceding sentence shall require the consent of the Majority Warrantholders, the Company and the Warrant Agent.  Prior to executing any supplement or amendment, the Warrant Agent shall be entitled to rely on an officer’s certificate of the Company to the effect that such amendment or supplement complies with the terms of this Section 17.  Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Warrant Agent must be obtained in connection with any supplement or amendment that alters the rights or duties of the Warrant Agent.

Section 18.  Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 19.  Survival of Registration Rights Provisions, Warrant Agent Provisions.  The provisions of Sections 8 and 14 hereof shall survive the exercise or expiration of the Warrants.

Section 20.  Governing Law; Submission to Jurisdiction: Waiver of Jury Trial.  This Agreement and each Warrant Certificates issued hereunder shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts and for all purposes shall be governed by and construed in accordance with the internal laws of said State, without regard to principles of conflicts of laws.  Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts and of any Massachusetts state court sitting in Boston for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.  EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 20 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT.   Any party hereto may file an original counterpart or a copy of this Section 20 with any court as written evidence of the consent of each party hereto to the waiver of its right to trial by jury.

Section 21.  Exercise of Rights and Remedies.  No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission or waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

Section 22.  Benefits of This Agreement.  Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company, the Warrant Agent and the Warrantholders (including any holder of a beneficial interest in any Warrant) any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Warrantholders (including any holder of a beneficial interest in any Warrant).

Section 23.  Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

iBASIS, INC.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Warrant Agent

By:
Name:
Title:

Exhibit A

FORM OF WARRANT CERTIFICATE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE 2004 WARRANT AND REGISTRATION RIGHTS AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY.  THIS SECURITY IS NOT EXCHANGABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE 2004 WARRANT AND REGISTRATION RIGHTS AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE 2004 WARRANT AND REGISTRATION RIGHTS AGREEMENT.  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW.  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THE SHARES OF STOCK PURCHASABLE UPON EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE 2004 WARRANT AND REGISTRATION RIGHTS AGREEMENT AND THE SECURITIES

EXCHANGE AGREEMENT TO WHICH THE ISSUER AND THE WARRANT AGENT ARE PARTY, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER OR OBTAINED FROM THE ISSUER WITHOUT CHARGE.

2

iBASIS, INC.

No.	5,176,065 Warrants

CUSIP NO: 450732 11 0

WARRANT CERTIFICATE

This Warrant Certificate certifies that CEDE & Co., or its registered assigns, is the registered holder of warrants expiring              , 2007 (the “Warrants”) to purchase shares of Common Stock, par value $0.001 per share (the “Common Stock”), of iBasis, Inc., a Delaware Corporation (the “Company”).  Each Warrant entitles the holder upon exercise to receive from the Company on or after the date of issuance of such Warrant and on or before 5:00 P.M. Boston Time on             , 2007 (the “Expiration Date”), one fully paid and nonassessable share of Common Stock (a “Warrant Share”) at the initial exercise price (the “Exercise Price”) of $1.85 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the 2004 Warrant and Registration Rights Agreement referred to on the reverse hereof.  The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the 2004 Warrant and Registration Rights Agreement.

No Warrant may be exercised after the Expiration Date, and to the extent not exercised by such time such warrants shall become void.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the 2004 Warrant and Registration Rights Agreement.

This Warrant Certificate, and all actions, claims and conduct relating thereto, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to the principles of conflicts of laws.

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IN WITNESS WHEREOF, iBasis, Inc., has caused this Warrant Certificate to be duly executed.

Dated:	, 2004

iBASIS, INC.

By:
Name:
Title:

WARRANT AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Warrants described in the within-named 2004 Warrant and Registration Rights Agreement.

U.S. BANK NATIONAL ASSOCIATION, as Warrant Agent

By:
Name:
Title:

By:
As Authenticating Agent
(if different from Warrant Agent)

4

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring             , 2007, entitling the holder on exercise to receive shares of Common Stock and are issued or to be issued pursuant to a 2004 Warrant and Registration Rights Agreement dated as of              , 2004 (the “2004 Warrant and Registration Rights Agreement”), duly executed and delivered by the Company to U.S. Bank National Association, as warrant agent (the “Warrant Agent”), which 2004 Warrant and Registration Rights Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants.  A copy of the 2004 Warrant and Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.  Capitalized terms used herein without being otherwise defined shall have the meaning ascribed to them in the 2004 Warrant and Registration Rights Agreement.

Each Warrant may be exercised at any time on or after the date of issuance of such Warrant and on or before the Expiration Date.  The holder of Warrants evidenced by this Warrant Certificate may exercise them as follows:

(I)            The Warrants evidenced by this Warrant Certificate may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant Certificate to the Company at its principal office, accompanied by a subscription substantially in the form attached to this Warrant Certificate duly executed by such holder and accompanied by (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the Company, in each case in the amount obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment thereof pursuant to the provisions of the 2004 Warrant and Registration Rights Agreement) for which the Warrant evidenced by this Warrant Certificate is then being exercised, as designated in such subscription, by (ii) the Initial Exercise Price.  Thereupon, such holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 6 and 7 of the 2004 Warrant and Registration Rights Agreement.

(II)          The Warrants evidenced by this Warrant Certificate may be converted by the holder hereof, in whole or in part, into shares of Common Stock (or Other Securities), during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant Certificate to the Company at its principal office, accompanied by a conversion notice substantially in the form attached to this Warrant Certificate duly executed by such holder. Thereupon, such holder shall be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) equal to:

(a)           the excess of

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(i) (x) the number of shares of Common Stock (or Other Securities) determined as provided in Sections 6 and 7 of the 2004 Warrant and Registration Rights Agreement which such holder would be entitled to receive upon exercise of the Warrants represented by this Warrant Certificate for the number of shares of Common Stock designated in such conversion notice (without giving effect to any adjustment thereof pursuant to Sections 6 or 7 of the 2004 Warrant and Registration Rights Agreement) multiplied by (y) the Current Market Price of each such share of Common Stock (or such Other Securities) so receivable upon such exercise over

(ii) (x) the number of shares of Common Stock (without giving effect to any adjustment thereof pursuant to Sections 6 or 7 of the 2004 Warrant and Registration Rights Agreement or other provisions thereof) which such holder would be entitled to receive upon exercise of the Warrants represented by this Warrant Certificate for the number of shares of Common Stock designated in such conversion notice (without giving effect to any adjustment thereof pursuant to Sections 6 or 7 of the 2004 Warrant and Registration Rights Agreement) multiplied by (y) the Initial Exercise Price divided by

(b) such Current Market Price of each such share of Common Stock (or Other Securities).

In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of Warrants (without giving effect to any adjustment thereof pursuant to the terms of the 2004 Warrant and Registration Rights Agreement) to the number of Warrants called for on the face of this Warrant Certificate minus the number of Warrants designated by the holder upon such exercise.

Upon the exercise of the Warrants evidenced by this Warrant Certificate as provided above, the Company may elect either (i) to comply with the requirements of Section 7.1.3 of the 2004 Warrant and Registration Rights Agreement with respect to the issuance of shares of Common Stock in connection with such exercise or (ii) upon written notice to the holder not more than two Business Days following the date of exercise, to pay to the holder an amount equal to the Market Price for each share of Common Stock issuable upon such exercise (the “Cash Close Out”) in lieu of issuing such Common Stock.  Any Cash Close Out made in accordance with this paragraph shall be paid within two Business Days of the exercise of the Warrants evidenced by this Warrant Certificate by (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the holder hereof.

The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute share certificates that evidence fractional shares of Common Stock.  In lieu of fractional shares of Common Stock, there may be paid to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share of Common

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Stock on the Business Day immediately proceeding the date this Warrant Certificate is surrendered for exercise.

The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof.  Such registration rights are set forth in Section 8 of the 2004 Warrant and Registration Rights Agreement.

Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the 2004 Warrant and Registration Rights Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the 2004 Warrant and Registration Rights Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.  Neither the Warrants nor this Warrant Certificate entitled any holder hereof to any rights of a stockholder of the Company.

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FORM OF SUBSCRIPTION

[To be executed only upon exercise of Warrant]

To iBasis, Inc.:

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive                        (1) shares of the Common Stock and herewith makes payment of $            in accordance with the terms hereof, and requests that the certificates for such shares be issued in the name of, and delivered to                              , whose address is as follows:

Dated:
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

	(City)	(State)	(Zip Code)

(1) Insert here the number of shares called for on the face of this Warrant Certificate (or, in the case of a partial exercise, the portion thereof as to which the Warrant evidenced by this Warrant Certificate is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant evidenced by this Warrant Certificate, may be delivered upon exercise.  In the case of a partial exercise, a new Warrant Certificate will be issued and delivered, representing the unexercised portion of the Warrant evidenced by this Warrant Certificate, to the holder surrendering the Warrant Certificate.

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FORM OF ASSIGNMENT

[To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the Warrants evidenced by this Warrant Certificate hereby sells, assigns and transfers unto                               the right represented by such Warrant Certificate to purchase               (2) shares of Common Stock of iBasis, Inc. to which such Warrant Certificate relates, and appoints                                    Attorney to make such transfer on the books of iBasis, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

	(City)	(State)	(Zip Code)

Signed in the presence of:

Name:

(2) Insert here the number of shares called for on the face of this Warrant Certificate (or, in the case of a partial transfer, the portion thereof as to which the Warrant evidenced by this Warrant Certificate is being transferred), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant evidenced by this Warrant Certificate, may be delivered upon exercise.  In the case of a partial transfer, a new Warrant Certificate will be issued and delivered, representing the non-transferred portion of the Warrants evidenced by this Warrant Certificate, to the holder transferring the Warrants.

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FORM OF CONVERSION NOTICE

To iBasis, Inc.:

The undersigned registered holder of the Warrants evidenced by this Warrant Certificate hereby irrevocably converts such Warrants with respect to                    (3) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to                                      , whose address is as follows:

Dated:
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

	(City)	(State)	(Zip Code)

(3) Insert here the number of shares called for on the face of this Warrant Certificate (or, in the case of a partial conversion, the portion thereof as to which the Warrants evidenced by this Warrant Certificate are being converted), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant evidenced by this Warrant Certificate, may be delivered upon exercise.  In the case of a partial conversion, a new Warrant Certificate will be issued and delivered, representing the unconverted portion of the Warrants, to the holder surrendering this Warrant Certificate.

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SCHEDULE OF EXCHANGES

The following exchanges of a part of this Global Warrant for Physical Warrants (or of Physical Warrants for an interest in the Global Warrant) have been made:

Date of Exchange	Amount of decrease in Number of Warrants this Global Warrant	Amount of increase in Number of Warrants of this Global Warrant	Number of Warrants of this Global Warrant following such decrease (or increase)	Signature of authorized officer of Warrant Agent

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Exhibit B

FORM OF COMMON STOCK CERTIFICATE

To be provided

Exhibit C

FORM OF QIB CERTIFICATION

To be provided